UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

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AVANTAX, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25131	91-1718107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3200 Olympus Boulevard, Suite 100

Dallas, Texas 75019

(Address of principal executive offices)

(972) 870-6400

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVTA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 27, 2023, Avantax, Inc., a Delaware corporation formerly known as Blucora, Inc. (the “Company”), announced the commencement of a modified “Dutch auction” tender offer to purchase shares of its common stock for an aggregate purchase price of up to $250,000,000 at a price per share of not less than $27.00 and not more than $31.00 (the “Tender Offer”). The Tender Offer is not conditioned upon any minimum number of shares being tendered and is not subject to a financing condition. The Tender Offer is scheduled to expire at 12:00 midnight, New York City time, at the end of the day on February 24, 2023, unless extended or terminated. Documents with tendering instructions and a complete explanation of the Tender Offer’s terms and conditions have been filed with the Securities and Exchange Commission.

A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

Section 4.3 of the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), includes certain transfer restrictions (the “Transfer Restrictions”) for the purpose of protecting the Company’s ability to use its net operating losses and certain other tax benefits. The Transfer Restrictions terminate on the “Restriction Release Date,” which is defined in the Charter as such date that the Company’s board of directors (the “Board”) determines in good faith that it is in the best interests of the Company and its stockholders for the Transfer Restrictions to terminate. On January 23, 2023, the Board determined that the Restriction Release Date for purposes of Section 4.3.1 of the Charter shall be the date on which the Company accepts shares of Company common stock for purchase pursuant to the Tender Offer. Accordingly, the Transfer Restrictions will become inoperative on such date.

For additional information regarding the Transfer Restrictions, please refer to Section 4.3 of the Company’s Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2012.

Item 9.01  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press release issued by Avantax, Inc. on January 27, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANTAX, INC.

Date: January 27, 2023	By:	/s/ Marc Mehlman
Marc Mehlman
Chief Financial Officer